©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 1 Connecting you to better Third Quarter 2023 Review November 2023 Exhibit 99.2

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Information in this presentation and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this presentation and the accompanying oral presentation, including statements regarding, and guidance with respect to, our strategy, future operations, financial position, projected costs, projected long-term operating model, our future financial and operational performance, prospects, market size and growth opportunities, future economic conditions, competitive position, strategic initiatives, development or delivery of new or enhanced solutions, technological capabilities, plans, and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These forward-looking statements reflect our predictions, expectations, or forecasts. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to economic and market conditions, including interest rate fluctuations; our ability to retain and attract customers; our ability to expand and evolve our offerings, features, and functionalities or respond to rapid technological changes; our ability to identify and integrate strategic initiatives, including anticipated benefits of an acquisition; our restructuring plan, including expected associated timing, benefits, and costs; our stock repurchase program, including the execution and amount of repurchases; our ability to compete in a highly-fragmented and competitive landscape; market demand for our products and solutions; our ability to effectively implement, integrate, and service our customers; our ability to retain and attract product partners; our commercial disputes, including potential losses related thereto; our future financial performance, including, but not limited to, trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, and number of customers; and our high levels of indebtedness; as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2022, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Information in this presentation and the accompanying oral presentation, including any statements regarding MeridianLink’s customer data and other metrics, is based on data and analyses from various sources as of December 31, 2022, unless otherwise indicated. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. Copyright Notice: All copyrightable text and graphics, the selection, arrangement, and presentation of all materials (including information in the public domain) are ©2023 MeridianLink, Inc. All rights reserved. This presentation includes trademarks, which are protected under applicable intellectual property laws and are the property of MeridianLink, Inc. or its subsidiaries. This presentation may also contain trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of MeridianLink. Solely for convenience, trademarks and trade names may appear without the ® or ™ symbols, but such references are not intended to indicate that, with respect to our intellectual property, we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and trade names. Forward-Looking Statements and Disclaimers 2

MeridianLink at a Glance

A leading provider of cloud-based software solutions for financial institutions

- Provider of SaaS-based lending, credit data, and account opening solutions to financial institutions
- Named to IDC Global FinTech Top 50(1)
- Headquartered in Costa Mesa, CA
- Founded in 1998

GROWTH AND SCALE

$299.6M	$227.8M	$71.8M
Total Revenue	Lending Solutions Revenue	Data Verification Solutions Revenue
6%	16%	(15)%
Growth YoY	Growth YoY	Growth

PREDICTABLE, RECURRING & ATTRACTIVE MARGIN PROFILE

86%	71%	35%
Subscription Fee Revenue	Adj. Gross Margin(2)	Adj. EBITDA Margin(2)

Note: Financial data as of the LTM period ending September 30, 2023.

(1) Source: 2023 IDC FinTech Rankings Top 100, as of September 2023

(2) Adj. gross profit and adj. EBITDA are non-GAAP Measures. Adj. gross profit is calculated by subtracting non-GAAP cost of revenue from net revenues. Adj. gross profit margin represents adj. gross profit as a percentage of revenues. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. For a definition and reconciliation of non-GAAP cost of revenue and adj. EBITDA, please refer to the Appendix.

meridianlink
©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.
3

Digital Lending Acceleration Has Been Dramatic

Consumer lending is at the forefront of a 10+ year digitalization opportunity

COVID-19 fast-tracked the consumer adoption to digital

- Growth in Digital Transactions
- Accelerated Growth vs. pre-COVID
- Substantial Expected Future YoY Increases



DIGITAL ADOPTION CURVE
100%
0%
Mortgage Lending
Consumer Lending
ILLUSTRATIVE
Continued digital growth expected as laggards follow the market trends
INNOVATORS
EARLY ADOPTERS
EARLY MAJORITY
LATE MAJORITY
LAGGARDS

meridianlink

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Large TAM with Significant Runway 5 Data Access: Consumer Data & CRA Enablement Total Addressable Market $0.3B $0.6B $1.0B $2.4B $5.8B Collections Portfolio & Lending Performance Account Opening & Point-of-Sale Loan Origination(1) Source: Cornerstone Advisors. (1) Loan origination market size is inclusive of consumer, mortgage, and commercial loan origination.

Targeting New Logos and Expanding the Sweet Spot for Sales

Focused sales strategies to strategically grow FI base up and down market

<$100M AUM
3,600+ FIs

$100M – $1B AUM
4,250+ FIs

$1B – $10B AUM
1,200+ FIs

$10B+ AUM
175+ FIs

DOWN MARKET — SWEET SPOT — UP MARKET

Inside Sales

Multi-Pronged Direct Sales Focused on Market Segments

Big Game Hunters

meridianlink
©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.
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©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 2023 and Beyond 7 Engage more deeply with customers through an effective Go-to-Market, platform strategy Expand the innovative capabilities of our platform, creating a best-of-breed solution that wins in the market Empower customer growth with frictionless software solutions and access to hundreds of partners Strengthen competitive positioning by acquiring differentiating capabilities and increasing market share Structure organization to serve more customers with greater efficiency and accelerate ACV released 1 2 3 4 5 Strategic Restructuring Enhancing Product Innovation Fueling Go-to-Market Accelerating Time-to- Revenue

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. MeridianLink’s Next-Generation Unified Platform 8 Financial Institutions Borrowers Marketing Automation Universal Portal Universal Platform Intelligent Cross-Sell Collections Data & Analytics Checking / Savings Certificates of Deposits Personal Loan Auto Loan Credit Card Mortgage Home Equity Small Business Data-driven workflows to acquire new customers and extend the financial relationship over time

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Multi-Vector Growth Strategy 9 Paper-to-Digital Transition in Target Market Pursue Unrealized Upsell & Cross-Sell Expand Product Offerings Enhance Partner Marketplace Monetization Robust Pipeline of M&A Opportunities Add New Logos Capitalize on Organic Volume Growth Competition Among Financial Institutions

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Lending Revenues Have Shown Continued Growth at Scale 10 Lending Solutions Revenue Data Verification Solutions Revenue LTM Q3’23A Total Revenue: $300M % YoY Lending Revenue Growth¹Revenue from Mortgage Loan Market % of Total Revenue % of Lending Software Solutions 2022 LTM Q3’23A 8% 64% 12% 60% Mortgage Contribution to Revenue ($ millions) % of Data Verification Software Solutions (1) YoY Growth is calculated as either the LTM quarter or fiscal year financial performance divided by financial performance of the same LTM quarter a year earlier or previous fiscal year minus one.

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Historical Financials 11 Total Revenue Quarterly Revenue Breakdown ($ millions) ($ millions) % Subscription Professional Services OtherSubscription Fees Lending Software Solutions Revenue Data Verification Software Solutions Revenue (1) YoY Growth is calculated as current quarter financial performance divided by financial performance of the same quarter a year earlier minus one.

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Mortgage Loan Market Contribution to Revenue 12 Lending Software Solutions Data Verification Software Solutions Revenue from Mortgage Loan Market ($ millions) ($ millions)

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Strong Margin Profile 13 Adj. Gross Profit ($ millions) Adj. EBITDA ($ millions) Adj. EBITDA Adj. EBITDA Margin % YoY LTM Lending Revenue Growth 32% 18% 16% Note: YTD and LTM metrics are as of the period ended September 30, 2023. Adj. gross profit and adj. EBITDA are non-GAAP Measures. Adj. gross profit is calculated by subtracting non-GAAP cost of revenue from net revenues. Adj. gross profit margin represents adj. gross profit as a percentage of revenues. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. For a definition and reconciliation of non-GAAP cost of revenue and adj. EBITDA, please refer to the Appendix.

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Capitalizing on Operating Leverage and Investing in Growth 14 Adj. General & Administrative Adj. Research & Development Adj. Sales & Marketing ($ millions) ($ millions) ($ millions) S&M % of RevenueR&D % of RevenueG&A % of Revenue Note: Note: YTD metrics are as of the period ended September 30, 2023. Adj. Sales & Marketing, Adj. Research & Development, and Adj. General & Administrative expenses are non-GAAP measures. For a definition and reconciliation of non-GAAP operating expenses, please refer to the Appendix.

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Operating and Cash Flow Margins 15 Non-GAAP Operating Income Free Cash Flow ($ millions) ($ millions) Non-GAAP Operating Income Non-GAAP Operating Margin Free Cash Flow Free Cash Flow Margin Note: Non-GAAP operating income and free cash flow are non-GAAP measures. Non-GAAP operating margin represents non-GAAP operating income as a percentage of revenues. Free cash flow margin represents free cash flow as a percentage of revenues. For a definition and reconciliation of non-GAAP operating income and free cash flow, please refer to the Appendix. % YoY LTM Lending Revenue Growth 32% 18% 16%

Resilient Customer Base and ARR Growth

Lending Software Solutions   Data Verification Software Solutions

Total Customers[1]


1,893
431
1,462
1,898
425
1,473
1,910
422
1,488
1,937
427
1,510
1,950
431
1,519
2,033
427
1,606
2,033
430
1,603
2,030
436
1,594
2,023
435
1,588
Lending Software Solutions CAGR: ~4%
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

Annual Recurring Revenue[2] ($'s in millions)


$241.5
$90.7
$150.7
$240.1
$88.4
$151.8
$240.3
$87.0
$153.3
$246.4
$85.1
$161.3
$249.1
$81.8
$167.2
$259.2
$77.1
$182.1
$258.3
$73.4
$184.9
$257.2
$71.3
$185.8
$257.1
$69.3
$187.8
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
% YoY Lending Software Solutions ARR Growth	11%	20%	21%	15%	12%

(1) Customer defined as a legal entity that has a contractual relationship with us to use our software solutions.
(2) Annual Recurring Revenue, or ARR, is calculated as the total subscription fee revenues calculated in the latest twelve-month measurement period for those revenue-generating entities in place throughout the entire twelve-month measurement period plus the subscription fee revenues calculated on an annualized basis from new entity activations in the measurement period.

meridianlink

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Q3 2023 Performance 17 ($ in thousands) Q3 2022A Q3 2023A Delta Consolidated Statements of Operations Data Revenue $71,754 $76,488 $4,734 Gross profit 43,939 49,476 5,537 % Gross margin 61.2% 64.7% 3.4% Net income (loss) (2,894) (2,069) 825 % Net income (loss) margin (4.0)% (2.7)% 1.3% Non-GAAP Financial Data Adj. EBITDA(1) 25,879 29,835 3,956 % Adj. EBITDA margin(1) 36.1% 39.0% 2.9% Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. (1) Adj. EBITDA is a non-GAAP measure. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. For a definition and reconciliation of Adj. EBITDA, please refer to the Appendix.

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Guidance Update 18 Guidance Update Three Months Ended December 31, 2023 Year Ended December 31, 2023 ($ in thousands) Q4 2022A Low (Estimated) High (Estimated) 2022A Low (Estimated) High (Estimated) Revenue $70,551 $73,000 $77,000 $288,046 $302,000 $306,000 % Growth 10% 3% 9% 8% 5% 6% Adj. EBITDA(1) 25,879 22,000 26,000 111,199 104,000 108,000 % Growth 5% (15)% 0% (10)% (6)% (3)% % Margin(1) 37% 30% 34% 39% 34% 35% Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. (1) Adj. EBITDA is a non-GAAP measure. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. For a definition and reconciliation of Adj. EBITDA, please refer to the Appendix.

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 19 Appendix

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.©2023 MERIDIA LINK, INC. ALL IGHTS RESERVED. Non-GAAP Financial Measures To supplement the financial measures presented in accordance with United States generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided: • Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs, and sponsor and third-party acquisition-related costs. • Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs, sponsor and third-party acquisition-related costs, and the effect of income taxes on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%. The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company's operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations. • Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, restructuring related costs, sponsor and third-party acquisition related costs, and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. As of September 30, 2023, the remaining deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was less than $0.1 million, which will be recognized on a straight line basis through December 31, 2023. • Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology. • Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and depreciation and amortization, as applicable. • Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software). Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are included in the Appendix of this presentation. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results. 20

Financial Reconciliations

Non-GAAP Adjusted EBITDA

($ in thousands)	2021A	2022A	Q3'23A
Reconciliation of Net Loss to Adjusted EBITDA[1]			
Net income (loss)	($9,996)	$1,294	($2,069)
(+) Interest expense, net	32,615	24,227	9,780
(+/-) Tax expense	5,141	4,130	(800)
(+) Depreciation & amortization	50,453	53,982	14,433
(+) Share-based compensation expense	30,736	22,761	8,322
(+) Employer payroll taxes on employee stock transactions	95	350	150
(+) Expenses associated with IPO	424	–	–
(+) Restructuring related costs	–	–	–
(+) Sponsor and third-party acquisition related costs	2,348	4,228	–
(+) Loss on debt prepayment	9,944	–	–
(+) Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	733	227	19
(+) Lease termination charges	879	–	–
Adjusted EBITDA[1]	**$123,372**	**$111,199**	**$29,835**
Net (loss) income margin	*(4)%*	*0%*	*(3)%*
Adjusted EBITDA margin[2]	*46%*	*39%*	*39%*

meridianlink

(1) We define Adj. EBITDA as net income (loss) before interest expense, taxes, depreciation, amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, impairment of trademarks, lease termination charges, and deferred revenue reductions from purchase accounting.
(2) Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues.

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Financial Reconciliations (Cont'd)

Adjusted Gross Profit

($ in thousands)	2021A	2022A	Q3'23A
Revenues, net	$267,676	$288,046	$76,488
Cost of revenue	89,622	106,331	27,012
(-) Share-based compensation expense	6,478	4,630	910
(-) Employer payroll taxes on employee stock transactions	3	127	26
(-) Amortization of developed technology	12,519	15,553	4,524
Non-GAAP cost of revenue	70,622	86,021	21,552
Adjusted gross profit	**$197,054**	**$202,025**	**$54,936**
GAAP gross margin	*67%*	*63%*	*65%*
Adjusted gross margin	*74%*	*70%*	*72%*

Non-GAAP Operating Income

($ in thousands)	2021A	2022A	Q3'23A
Operating Income	$37,655	$28,588	$5,569
(+) Share-based compensation expense	30,736	22,761	8,322
(+) Employer payroll taxes on employee stock transactions	95	350	150
(+) Sponsor and third-party acquisition related costs	2,348	4,228	-
Non-GAAP operating income	**$70,834**	**$55,927**	**$14,041**
GAAP operating margin	*14%*	*10%*	*7%*
Non-GAAP operating margin	*26%*	*19%*	*18%*

Free Cash Flow

($ in thousands)	2021A	2022A	Q3'23A
Net cash provided by operating activities	$89,835	$74,587	$21,301
(-) Capital expenditures	843	1,136	42
(-) Capitalized software	4,906	8,228	2,442
Non-GAAP sales and marketing	**$84,086**	**$65,223**	**$18,817**
Net cash provided by operating activities as a % of revenue	*34%*	*26%*	*28%*
Free cash flow as a % of revenue	*31%*	*23%*	*25%*

meridianlink

Note: Adj. gross profit is a non-GAAP Measure. Adj. gross profit is calculated by subtracting non-GAAP cost of revenue from net revenues. Adj. gross profit margin represents adj. gross profit as a percentage of revenues.

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

22

Financial Reconciliations (Cont'd)

Non-GAAP General and Administrative Expense

($ in thousands)	2021A	2022A	Q3'23A
General and administrative	$85,160	$82,649	$23,218
(-) Share-based compensation expense	14,558	9,499	4,443
(-) Employer payroll taxes on employee stock transactions	73	81	59
(-) Depreciation expense	2,303	2,319	490
(-) Amortization of intangibles	35,631	36,110	9,419
Non-GAAP general and administrative	**$32,595**	**$34,640**	**$8,807**
GAAP general and administrative as a % of revenue	*32%*	*29%*	*30%*
Non-GAAP general and administrative as a % of revenue	*12%*	*12%*	*12%*

Non-GAAP Research and Development Expense

($ in thousands)	2021A	2022A	Q3'23A
Research and development	$36,336	$42,592	$11,248
(-) Share-based compensation expense	7,453	6,472	1,709
(-) Employer payroll taxes on employee stock transactions	8	102	38
Non-GAAP research and development	**$28,875**	**$36,018**	**$9,501**
GAAP research and development as a % of revenue	*14%*	*15%*	*15%*
Non-GAAP research and development as a % of revenue	*11%*	*13%*	*12%*

Non-GAAP Sales and Marketing Expense

($ in thousands)	2021A	2022A	Q3'23A
Sales and marketing	$18,122	$23,658	$9,441
(-) Share-based compensation expense	2,247	2,160	1,260
(-) Employer payroll taxes on employee stock transactions	11	40	27
Non-GAAP sales and marketing	**$15,864**	**$21,458**	**$8,154**
GAAP sales and marketing as a % of revenue	*7%*	*8%*	*12%*
Non-GAAP sales and marketing as a % of revenue	*6%*	*7%*	*11%*

meridianlink

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

23

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Balance Sheet Highlights 24 ($ in thousands) 2021A 2022A Q3’23A Total current assets $147,956 $128,132 $144,196 Property and equipment, net 5,989 4,245 3,651 Intangible assets, net 298,597 297,475 262,791 Goodwill 564,799 608,657 609,333 Other assets 8,552 20,648 25,346 Total assets $1,025,893 $1,059,157 $1,045,317 Total current liabilities $43,848 $54,199 $69,248 Long-term debt, net of debt issuance costs 425,371 423,404 420,921 Other liabilities 396 2,463 1,382 Total liabilities $469,615 $480,066 $491,551 Total stockholders’ equity 556,278 579,091 553,766 Total liabilities and stockholders’ equity $1,025,893 $1,059,157 $1,045,317

©2023 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Net Leverage 25 ($ in thousands) 2021A 2022A Q3’23A 2021 Term loan $435,000 $431,738 $428,475 (-) Debt issuance costs 7,490 4,829 4,006 (-) Cash and cash equivalents 113,645 55,780 97,560 Net Leverage $313,865 $371,129 $326,909 LTM Adjusted EBITDA 123,372 111,199 105,059 Leverage multiple 2.5x 3.3x 3.1x 3.1

Financial Supplement

Annual Recurring Revenue (ARR)[1]

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Lending software solutions	$187.8	$185.8	$184.9	$182.1	$167.2	$161.3	$153.3	$151.8	$150.7
Data verification software solutions	$69.3	$71.3	$73.4	$77.1	$81.8	$85.1	$87.0	$88.4	$90.7
Total	**$257.1**	**$257.2**	**$258.3**	**$259.2**	**$249.1**	**$246.4**	**$240.3**	**$240.1**	**$241.5**

ARR Net Retention Rate[2]

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Lending software solutions	104.5%	105.9%	111.4%	110.8%	106.1%	104.0%	101.4%	112.5%	117.0%
Data verification software solutions	84.0%	83.3%	83.7%	80.5%	85.4%	88.2%	92.3%	104.7%	122.5%
Total	**97.7%**	**98.0%**	**100.9%**	**100.3%**	**98.9%**	**98.4%**	**98.1%**	**109.5%**	**118.8%**

Total Customer[3] Count

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Lending software solutions	1,588	1,594	1,603	1,606	1,519	1,510	1,488	1,473	1,462
Data verification software solutions	435	436	430	427	431	427	422	425	431
Total	**2,023**	**2,030**	**2,033**	**2,033**	**1,950**	**1,937**	**1,910**	**1,898**	**1,893**

Organic Customer Growth Rate[4]

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Lending software solutions	(0.9)%	0.1%	1.5%	2.8%	3.3%	2.9%	2.3%	2.1%	3.1%
Data verification software solutions	0.9%	2.1%	1.9%	0.5%	0.0%	0.2%	(0.2)%	0.5%	6.7%
Total	**(0.5)%**	**0.5%**	**1.6%**	**2.3%**	**2.5%**	**2.3%**	**1.7%**	**1.7%**	**3.4%**

(1) Annual Recurring Revenue, or ARR, is calculated as the total subscription fee revenues calculated in the latest twelve-month measurement period for those revenue-generating entities in place throughout the entire twelve-month measurement period plus the subscription fee revenues calculated on an annualized basis from new entity activations in the measurement period.
(2) ARR Net Retention Rate takes the ARR recorded in the latest twelve-month measurement period for the cohort of revenue-generating entities in place throughout the entire prior twelve-month measurement period divided by the cohort's ARR recorded in the twelve-month period that is immediately prior to the beginning of the current measurement period.
(3) Customer defined as a legal entity that has a contractual relationship with us to use our software solutions.
(4) Organic Customer Growth Rate is the percentage increase in the number of total customers on the last day of the measurement period compared to the number of total customers on the day twelve months prior to the measurement date, which measures the change in total customers, net of both customer terminations and customer additions between the respective measurement periods.

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Financial Supplement

During the three months ended September 30, 2023, we refined our methodology to incorporate process improvements around customer count, resulting in immaterial adjustments in prior periods to total customers, and, in turn, immaterially affecting other key operating measures such as annual recurring revenue, organic customer growth rate, and ARR net retention rate, as described below. Using our prior methodology, the key operating measures are provided in the tables below. We continue to improve our processes to track our key operating measures, which may subject these measures to future refinement.

Annual Recurring Revenue (ARR)[1]

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Lending software solutions	$187.7	$185.9	$184.8	$181.8	$167.1	$161.1	$153.3	$151.8	$150.7
Data verification software solutions	$69.3	$71.3	$73.4	$77.1	$81.8	$85.1	$87.1	$88.4	$90.7
Total	$257.0	$257.2	$258.2	$258.9	$248.9	$246.2	$240.4	$240.1	$241.5

ARR Net Retention Rate[2]

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Lending software solutions	104.7%	106.2%	111.2%	110.6%	106.0%	103.9%	101.4%	112.5%	117.0%
Data verification software solutions	84.0%	83.3%	83.7%	80.5%	85.4%	88.2%	92.3%	104.7%	122.5%
Total	97.7%	98.1%	100.9%	100.2%	98.8%	98.3%	98.1%	109.5%	118.8%

Total Customer[3] Count

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Lending software solutions	1,583	1,593	1,597	1,604	1,519	1,516	1,495	1,475	1,459
Data verification software solutions	437	436	430	430	433	429	431	426	430
Total	2,020	2,029	2,027	2,034	1,952	1,945	1,926	1,901	1,889

Organic Customer Growth Rate[4]

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Lending software solutions	(1.3)%	(0.4)%	0.7%	2.5%	3.5%	3.5%	3.1%	2.5%	3.2%
Data verification software solutions	1.9%	1.6%	(0.2)%	0.9%	0.7%	1.4%	2.4%	0.9%	6.7%
Total	(0.8)%	0.1%	0.5%	2.2%	2.9%	3.0%	2.9%	2.2%	3.5%

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